SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 17, 2005

Date of Report (Date of earliest event reported)

Endurance Specialty Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-31599	98-032908
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda

(Address of principal executive offices, including zip code)

(441) 278-0440

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 18 and 19, 2005, the Chief Financial Officer of Endurance Specialty Holdings Ltd. (the “Company”) and the Chief Executive Officer of Endurance Worldwide Insurance Limited will present the information about the Company described in the slides attached to this report as Exhibit 99.1 (i) to certain investors and (ii) at the Keefe Bruyette & Woods European Reinsurance Conference in London, England on May 19, 2005. The slides set forth in Exhibit 99.1 are incorporated by reference herein. The information in Item 7.01 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Safe Harbor for Forward-Looking Statements

Some of the statements in Exhibit 99.1 may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward looking nature identify forward-looking statements in Exhibit 99.1 for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, the impact of current regulatory investigations, changes in accounting policies, changes in general economic conditions and other factors described in our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission.

Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

The following exhibit is filed as part of this report:

Exhibit No.	Description
99.1	Slides from presentation by management on May 18 and 19, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 17, 2005

By:	/s/ John V. Del Col

Name:     John V. Del Col

Title:	General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Slides from presentation by management on May 18 and 19, 2005